UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
______________________

Date of Report
(Date of earliest
event reported): January 10, 2019

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  500 Jackson Street P.O. Box 3005 Columbus, IN  47202-3005
(Address of principal executive offices, including zip code)

           (812) 377-5000
(Registrant's telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2019, Cummins Inc. (the "Company") issued a press release announcing that Patrick J. Ward, the Company's Vice President – Chief Financial Officer since 2008, announced his retirement from the Company, effective on March 31, 2019.

Mark A. Smith, age 51, the Company's Vice President – Financial Operations since 2016, will become the Company's Vice President – Chief Financial Officer on March 31, 2019.  Prior to 2016, Mr. Smith served as the Company's Vice President – Investor Relations and Business Planning and Analysis from 2014 to 2016 and the Company's Executive Director – Investor Relations from 2011 to 2014.

In connection with his appointment, Mr. Smith's base salary will be increased to $710,000 and his target annual bonus will be increased to 90% of base salary, in each case effective as of March 1, 2019.  Mr. Smith is expected to receive a long-term incentive award in 2019 as part of the Company's annual grant cycle and to continue to participate in the Company's compensation programs for its executive officers, which are described in the Company's Definitive Proxy Statement on Schedule 14A filed on March 26, 2018 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On January 10, 2019, the Company issued a press release announcing the retirement of Mr. Ward and the appointment of Mr. Smith.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.  The following exhibit is being furnished herewith.

EXHIBIT INDEX
EXHIBIT INDEX
Exhibit No.	Description
(99)	Press Release, dated January 10, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CUMMINS INC.

Date:  January 11, 2019                                                         By:       /s/ Mark J. Sifferlen
      Mark J. Sifferlen
      Corporate Secretary